UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

(September 13, 2023)

Core & Main, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the prospectus supplement filed on September 18, 2023, after giving effect to the transactions contemplated in the Purchase and Redemption Agreement (as defined below) and the Underwriting Agreement (as defined below), Core & Main, Inc., a Delaware corporation (the “Company”), will no longer be a “controlled company” within the meaning of the New York Stock Exchange rules. However, the Company may continue to rely on exemptions from certain corporate governance requirements during a one-year transition period.

Item 8.01	Other Events

Purchase and Redemption Agreement

On September 19, 2023, the Company completed a purchase and redemption, as the case may be, from the Selling Stockholders (as defined below) of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and partnership interests of the Company’s subsidiary Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”) (together with a corresponding number of shares of Class B common stock, par value $0.01 per share (the “Class B Common Stock”)), pursuant to a purchase and redemption agreement, dated as of September 13, 2023 (the “Purchase and Redemption Agreement”), with Holdings, CD&R Fund X Advisor Waterworks B, L.P. (“Fund X Advisor”), CD&R Fund X Waterworks B1, L.P. (“Fund X Waterworks B1”), CD&R Fund X-A Waterworks B, L.P. (“Fund X-A” and, collectively with Fund X Advisor and Fund X Waterworks B1, the “Class A Selling Stockholders”) and CD&R Waterworks Holdings, LLC (the “Paired Interest Selling Stockholder,” and, together with the Class A Selling Stockholders, the “Selling Stockholders”).

The foregoing description of the Purchase and Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Redemption Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Underwriting Agreement

On September 14, 2023, the Company, Holdings, the Selling Stockholders and J.P. Morgan Securities LLC (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, 18,000,000 shares of the Company’s Class A Common Stock at a price of $29.015 per share.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 14, 2023, among Core & Main, Inc., Core & Main Holdings, LP, the selling stockholders named therein and J.P. Morgan Securities LLC.

10.1	Purchase and Redemption Agreement, dated as of September 13, 2023, by and among Core & Main, Inc., Core & Main Holdings, LP, CD&R Fund X Advisor Waterworks B, L.P., CD&R Fund X Waterworks B1, L.P., CD&R Fund X—A Waterworks B, L.P. and CD&R Waterworks Holdings, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023	CORE & MAIN, INC.

	By:	/s/ Stephen O. LeClair
	Name:	Stephen O. LeClair
	Title:	Chief Executive Officer